EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)
In connection with the Annual Report on Form 10-K of Wells Real Estate Fund XIV, L.P. (the “Registrant”) for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Leo F. Wells, III, Chief Executive Officer of the corporate General Partner of the Registrant, and Randy A. Simmons, Chief Financial Officer of the corporate General Partner of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ LEO F. WELLS, III
Leo F. Wells, III
Chief Executive Officer
March 31, 2015

/s/ RANDY A. SIMMONS
Randy A. Simmons
Chief Financial Officer
March 31, 2015